Exhibit 31.2


  CERTIFICATION PURSUANT TO RULE 13a-14(a) AND 15d-14(a) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


I, Paul Frenkiel, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Republic First Bancorp, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.




Date:    February 7, 2005                 /s/ Paul Frenkiel
                                         ---------------------------------------
                                         Name:    Paul Frenkiel
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer